FIRST AMENDMENT TO THE AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP AND RELATED AGREEMENTS OF FDI-PARK PLACE, LTD.


         This First Amendment to the Amended and Restated Agreement of Limited Partnership and Related Agreements (the "First Amendment") of FDI-Park Place, LTD., a Texas limited partnership (the "Partnership"), is being entered into as of the date written below by and between Fieser Holdings, Inc. ("FHI"), a Texas corporation, as the general partner (in such capacity, the "General Partner"), WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership, as the substitute limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership, as the special limited partner (the "Special Limited Partner"), WNC Holding, LLC, a California limited liability company, as the withdrawing investor limited partner ("Holding"), Fieser Development, Inc., a Texas corporation (the "Developer") and FHI and James W. Fieser, an individual resident of the State of Texas (in such capacity, individually and collectively, the "Guarantors"). The General Partner, the Limited Partner, the Special Limited Partner and Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.

                                    RECITALS

         WHEREAS, the Partnership filed a certificate of limited partnership with the Texas Secretary of State on August 8, 2005. A partnership agreement dated August 8, 2005 was entered into by and between the General Partner as the general partner of the Partnership and Patricia A. Fieser, as the limited partner of the Partnership (the "Original Limited Partner").

         WHEREAS, the Partnership was formed to own and develop a 40 unit low-income rental housing complex intended to qualify for federal low-income housing tax credits (the "Apartment Housing").

         WHEREAS, as of June 15, 2006, an amended and restated agreement of limited partnership of the Partnership was entered into to provide, in part, for the admission of Holding and the Special Limited Partner as partners of the Partnership and the liquidation of the Original Limited Partner's Interest in the Partnership (the "Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meanings ascribed in the Partnership Agreement.

         WHEREAS, also as of June ___, 2006, certain other agreements were entered into by the Partnership, the Partners, the Developer, and/or the Guarantors relating to the development and operation of the Apartment Housing and related matters, including the Certification and Agreement, the Development Fee Agreement, the Development, Construction, and Operating Budget Agreement, and the Construction Completion, Operating Deficit, and Tax Credit Guaranty Agreement (collectively, the "Related Agreements").

         WHEREAS, Holding hereby agrees to withdraw as a partner of the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of Holding from the Partnership.

         WHEREAS, the General Partner and the Special Limited Partner agree to admit the Limited Partner as a partner in the Partnership in exchange for its agreement to contribute capital to the Partnership, and the Limited Partner agrees to accept all the rights, title, interest and obligations of the Limited Partner specified in the Partnership Agreement and to be bound by the terms and conditions specified in the Partnership Agreement.

         WHEREAS, the Developer and the Guarantors acknowledge the admission of the Limited Partner as a partner in the Partnership and agree to continue to be bound by the Related Agreements to which they are parties as such Related Agreements are amended hereby.

         NOW THEREFORE, in consideration of the foregoing recitals, which are a part of this First Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Partnership Agreement and the Related Agreements as follows:

1. The definition of "Limited Partner" in Article I of the Partnership Agreement is amended in its entirety to provide:

         "Limited Partner" shall mean WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute partners pursuant to this Agreement.

2. All references to WNC Holding, LLC in the Related Agreements are amended to refer to WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Partnership Agreement and the Related Agreements, amended only as specifically set forth herein.

         This Agreement may be executed in several counterparts and all counterparts so executed shall constitute one agreement binding on all parties hereto.

                      [signatures begin on following page]

     IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership and Related Agreements of FDI-Park Place, LTD., a Texas limited partnership, is made and entered into as of June 15, 2006.


                             GENERAL PARTNER:

                             Fieser Holdings, Inc.

                             By:      /s/ JAMES W. FIESER
                                      --------------------------
                                      James W. Fieser
                                      President


                             WITHDRAWING LIMITED PARTNER:

                             WNC HOLDING, LLC

                             By:      WNC & Associates, Inc.,
                                      its managing member

                                      By:      /s/ DAVID N. SHAFER
                                               --------------------------
                                               David N. Shafer
                                               Executive Vice President


                             SUBSTITUTE LIMITED PARTNER:

                             WNC HOUSING TAX CREDIT FUND VI SERIES
                             13, L.P.

                             By:      WNC National Partners, LLC, its general
                                      partner

                                      By:      WNC & Associates, Inc., its
                                               managing member

                                               By:      /s/ DAVID N. SHAFER
                                                        ------------------------
                                                        David N. Shafer
                                                        Executive Vice President

                     [signatures continue on following page]

                             SPECIAL LIMITED PARTNER:

                             WNC HOUSING, L.P.

                             By:      WNC & Associates, Inc., its
                                      general partner

                                      By:      /s/ DAVID N. SHAFER
                                               ---------------------------------
                                               David N. Shafer
                                               Executive Vice President

                             DEVELOPER:

                                      Fieser Development, Inc.

                                      By:      /s/ JAMES W. FIESER
                                               ---------------------------------
                                               James W. Fieser
                                               President



                             GUARANTORS:

                                      Fieser Holdings, Inc.

                                      By:      /s/ JAMES W. FIESER
                                               ---------------------------------
                                               James W. Fieser
                                               President

                                      James W. Fieser


                                      ---------------------------------